Exhibit 99.1

Contact:
Gary J. Fuges, CFA
ValueClick, Inc.
1.818.575.4677

VALUECLICK ANNOUNCES FIRST QUARTER 2009 RESULTS

Westlake Village, CA – May 5, 2009 – ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the first quarter ended March 31, 2009.

“Our multiple performance-based online marketing solutions and relentless focus on margins and expense management helped drive strong first quarter results,” said Tom Vadnais, chief executive officer of ValueClick. “While advertising spending and budget visibility remain challenged in this macroeconomic environment, our large scale performance-based offerings differentiate us competitively and allow us to add value for our advertisers and publishers regardless of market conditions.”

First Quarter 2009 Financial Results
Revenue for the first quarter of 2009 was $135.0 million. The Company’s Comparison Shopping and Search segment and its Media segment’s display advertising business performed above expectations. Adjusted-EBITDA1 for the first quarter of 2009 was $34.7 million and adjusted-EBITDA margin was 25.7 percent.

GAAP net income for the first quarter of 2009 was $13.2 million, or $0.15 per diluted common share. Non-GAAP net income for the first quarter of 2009, which excludes discontinued operations, stock-based compensation, and amortization of intangible assets was $18.8 million, or $0.22 per diluted common share. A table reconciling GAAP net income from continuing operations to non-GAAP diluted net income per common share is included in this press release.

In the first quarter of 2009, the Company generated approximately $40 million in free cash flow, defined as net cash from operations less capital expenditures. The consolidated balance sheet as of March 31, 2009 includes $130 million in cash, cash equivalents and marketable securities and no long-term debt.

1 Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

Business Outlook

Today, ValueClick is announcing guidance for the second quarter of 2009:

Guidance
Revenue	$124-$130 million
Adjusted-EBITDA	$31-$33 million
GAAP diluted net income per common share	$0.13-$0.14
Non-GAAP diluted net income per common share	$0.19-$0.20

Second quarter 2009 non-GAAP and GAAP diluted net income per common share guidance assume a 42 percent effective tax rate.

Conference Call Today at 4:30 p.m. ET
Tom Vadnais, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick’s financial performance for the first quarter during a conference call and webcast on May 5 at 4:30 p.m. ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live Webcast of the conference call will be available on the Investor Relations section of www.valueclick.com. A replay of the conference call will be available through May 12 at (888) 203-1112 and (719) 457-0820 (pass code: 8914545). An archive of the Webcast will also be available through May 12.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world’s largest integrated online marketing services companies, offering comprehensive and scalable solutions to deliver cost-effective customer acquisition for advertisers and transparent revenue streams for publishers. ValueClick’s performance-based solutions allow its customers to reach their potential through multiple online marketing channels, including affiliate and search marketing, display advertising, lead generation, ad serving and related technologies, and comparison shopping. ValueClick brands include Commission Junction, ValueClick Media, Mediaplex, Smarter.com, CouponMountain.com, and PriceRunner. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company’s performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on March 2, 2009; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31,	December 31,
	2009	2008

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$104,488	$122,487
Marketable securities	—	2,175
Accounts receivable, net	86,959	108,611
Other current assets	16,299	20,515

Total current assets	207,746	253,788
Marketable securities, less current portion	25,750	25,750
Property and equipment, net	13,999	15,514
Goodwill	171,604	172,583
Intangible assets, net	73,299	80,042
Other assets	55,727	55,602

TOTAL ASSETS	$548,125	$603,279

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$105,966	$176,605
Non-current liabilities	74,309	73,195

Total liabilities	180,275	249,800
Total stockholders’ equity	367,850	353,479

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$548,125	$603,279

VALUECLICK, INC.
PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended March 31,
	(Unaudited)
	2009	2008

Revenue	$135,041	$169,126
Cost of revenue	43,947	51,252

Gross profit	91,094	117,874
Operating expenses:
Sales and marketing (Note 1)	36,990	49,970
General and administrative (Note 1)	16,494	20,880
Technology (Note 1)	7,666	9,442
Amortization of intangible assets acquired in business combinations	6,252	7,657

Total operating expenses	67,402	87,949

Income from operations	23,692	29,925
Interest income and other, net	(166)	3,047

Income before income taxes	23,526	32,972
Income tax expense	10,309	13,759

Net income from continuing operations	13,217	19,213
Loss from discontinued operations, net of tax impact	—	(46)

Net income	$13,217	$19,167

Basic net income from continuing operations per common share	$0.15	$0.20

Diluted net income from continuing operations per common share	$0.15	$0.19

Basic net income per common share	$0.15	$0.20

Diluted net income per common share	$0.15	$0.19

Weighted-average shares used to compute basic net income per common share	86,825	97,722

Weighted-average shares used to compute diluted net income per common share	87,022	98,557

Note 1 – Includes stock-based compensation as follows:

	Three-month Period
	Ended March 31,
	(Unaudited)
	2009	2008
Sales and marketing	$610	$1,614
General and administrative	1,598	3,455
Technology	392	637

Total stock-based compensation	$2,600	$5,706

VALUECLICK, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING
OPERATIONS TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended March 31,
	(Unaudited)
	2009	2008
Net income from continuing operations	$13,217	$19,213
Interest income and other, net	166	(3,047)
Provision for income taxes	10,309	13,759
Amortization of intangible assets acquired in business combinations	6,252	7,657
Depreciation and leasehold amortization	2,186	2,438
Stock-based compensation	2,600	5,706

Adjusted-EBITDA	$34,730	$45,726

Note 1 – “Adjusted-EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company’s performance because it eliminates the effects of period-to-period changes in income from interest on the Company’s cash and marketable securities and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company’s business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company’s business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO NON-GAAP DILUTED NET INCOME PER
COMMON SHARE (Note 1)
(In thousands)

	Three-month Period
	Ended March 31,
	2009	2008
GAAP net income from continuing operations	$13,217	$19,213
Stock-based compensation	2,600	5,706
Amortization of intangible assets acquired in business combinations	6,252	7,657
Tax impact of above items	(3,307)	(5,037)

Non-GAAP net income	$18,762	$27,539

Non-GAAP diluted net income per common share	$0.22	$0.28

Weighted-average shares used to compute non-GAAP diluted net income per common share	87,022	98,557

Note 1 – “Non-GAAP diluted net income per common share” (GAAP diluted net income from continuing operations per common share before the impact of stock-based compensation, amortization of intangibles, and other non-recurring events) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company’s performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company’s business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company’s business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)
(Note 1)

	Three-month Period Ended March 31,
	(Unaudited)
	2009	2008
Media:
Revenue	$63,526	$74,694
Cost of revenue	29,752	33,140

Gross profit	33,774	41,554
Operating expenses	18,867	25,269

Segment income from operations	$14,907	$16,285

Comparison Shopping:
Revenue	$37,517	$57,072
Cost of revenue	9,591	13,787

Gross profit	27,926	43,285
Operating expenses	21,148	28,084

Segment income from operations	$6,778	$15,201

Affiliate Marketing:
Revenue	$27,958	$31,200
Cost of revenue	3,886	4,199

Gross profit	24,072	27,001
Operating expenses	9,673	11,283

Segment income from operations	$14,399	$15,718

Technology:
Revenue	$6,416	$7,006
Cost of revenue	949	866

Gross profit	5,467	6,140
Operating expenses	2,683	2,751

Segment income from operations	$2,784	$3,389

Total segment income from operations	$38,868	$50,593
Corporate expenses	(6,324)	(7,305)
Stock-based compensation	(2,600)	(5,706)
Amortization of intangible assets	(6,252)	(7,657)

Consolidated income from operations	$23,692	$29,925

Reconciliation of segment revenue to consolidated revenue:
Media	$63,526	$74,694
Comparison Shopping	37,517	57,072
Affiliate Marketing	27,958	31,200
Technology	6,416	7,006
Inter-segment eliminations	(376)	(846)

Consolidated revenue	$135,041	$169,126

Note 1 – On October 20, 2008, the Company announced the divestiture of two non-core businesses. The Company has presented these divested businesses as discontinued operations and restated its historical statements of operations and segment operating results to reflect this change. The information in this table excludes the divested businesses for all periods presented. A PDF file containing historical consolidated statements of operations and segment operating results information is available for download on the Investor Relations page of www.valueclick.com.